--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: October 5, 1999
                        (Date of earliest event reported)

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)



         New York                         1-82                   13-1808503
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)


                2600 North Central Avenue, Phoenix, AZ 85004-3089
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 234-8100
                       ----------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5.  Other Events.

        On October 5, 1999, Phelps Dodge Corporation ("Phelps Dodge"), AAV Corporation, a wholly owned subsidiary of Phelps Dodge ("AAV"), and ASARCO Incorporated ("Asarco") entered into an Agreement and Plan of Merger (the "Agreement"), a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein. Under the terms of the Agreement, Phelps Dodge will amend its exchange offer, commenced on September 3, 1999, to acquire all Asarco common shares for $14.75 net in cash and 0.2513 Phelps Dodge common shares for each Asarco common share on a fully prorated basis. Asarco shareholders may elect to receive either $29.50 in cash, net, or 0.50266 Phelps Dodge common shares for each Asarco share validly tendered in the exchange offer, subject to proration if the stock portion or the cash portion of the offer consideration is oversubscribed. Following completion of the exchange offer, Asarco will merge with and into AAV and each outstanding Asarco common share will be converted into the right to receive cash and/or Phelps Dodge common shares.

        On October 6, 1999, Phelps Dodge issued a press release relating to the Agreement and its amended offer, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

        (c) Exhibits

        2.1 Agreement and Plan of Merger among Phelps Dodge Corporation, AAV Corporation and ASARCO Incorporated, dated as of October 5, 1999

        99.1 Press release of Phelps Dodge Corporation, dated October 6, 1999

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                             PHELPS DODGE CORPORATION
                             (Registrant)


                             By: /s/ Ramiro G. Peru
                                   ------------------------------------------
                             Name:  Ramiro G. Peru
                             Title: Senior Vice President and
                                    Chief Financial Officer

Date:   October 6, 1999

                                    EXHIBIT INDEX

Exhibit
Number                                Exhibits
-----------                           -----------


2.1 Agreement and Plan of Merger among Phelps Dodge Corporation, AAV Corporation and ASARCO Incorporated, dated as of October 5, 1999
99.1           Press release of Phelps Dodge Corporation, dated October 6, 1999